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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                            ESB FINANCIAL CORPORATION
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             (Exact name of registrant specified in its charter)




      Pennsylvania                      0-19345                 25-1659846
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(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                      16117
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(Address of principal executive offices)                      (Zip Code)



                                    (724) 758-5584
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                 (Registrant's telephone number, including area code)
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ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

The information to be reported herein is incorporated by reference from the press release, dated March 17, 1999, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99   Press release dated March 17, 1999.
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ESB Financial Corporation
Form 8-K
Page 3

                                SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


                                                   ESB Financial Corporation
                                                   -------------------------
                                                          (Registrant)



Date: March 17, 1999                     By:/s/ Charlotte A. Zuschlag
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                                            Charlotte A. Zuschlag
                                            President & Chief Executive Officer
                                            (Principal Executive Officer)
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